                                                                   Exhibit 10.19

[Deutsche Bank Letterhead]

                         REVISED AS OF JANUARY 23, 2001

Date:             December 26, 2000

To:               Corporate Office Properties LP

Attention:        Roger Waesche
Facsimile no.:    410 740 1174

CC:               Chatham Financial Corp.

Attention:        Ted McCullough
Facsimile no.:    610-925-3125

Our Reference:    616590-MJ

Re: Interest Rate Swap Transaction- THIS CONFIRMATION SUPERCEDES AND REPLACES ALL PRIOR COMMUNICATION
                  BETWEEN THE PARTIES HERETO WITH RESPECT TO THE
                  TRANSACTION DESCRIBED BELOW


Ladies and Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between Deutsche Bank AG ("DBAG") and Corporate Office Properties LP ("Counterparty") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained the 2000 ISDA Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc. are incorporated by reference herein. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

For the purpose of this Confirmation, references in the Definitions or the Agreement to a "Swap Transaction" shall be deemed to be references to this Transaction.

1. This Confirmation evidences a complete and binding agreement between DBAG ("Party A") and Counterparty ("Party B") as to the terms of the Transaction to which this Confirmation relates. In addition, Party A and Party B agree to use all reasonable efforts to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") (as may be amended, modified or supplemented from time to time, the "Agreement") with such modifications as Party A and Party B will in good faith agree. Upon execution by the parties of such Agreement, this Confirmation will supplement, form a part of and be subject to the Agreement. All provisions contained or incorporated by reference in such Agreement upon its execution shall govern this Confirmation except as expressly modified below. Until Party A and Party B execute and deliver the agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming Transactions (each a "Transaction") entered into between us
   (notwithstanding anything to the contrary is a Confirmation) shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if Party A and Party B had executed an agreement on the Trade Date of the first such Transaction between us in such form, with the Schedule thereto (i) specifying only that (a) the governing law is the laws of the State of New York, without reference to choice of law doctrine, provided, that such choice of law shall be superceded by any choice of law provision specified in the Agreement upon its execution, and
   (b) the Termination Currency is U.S. Dollars and (ii) incorporating the addition to the definition of "Indemnifiable Tax" contained in (page 48 of) the ISDA "User's Guide to the 1992 ISDA Master Agreements". In the event of any inconsistency between the terms of this Confirmation and the terms of the Agreement, this Confirmation will prevail for the purpose of this Transaction.

2. The Terms of the particular Transaction to which this Confirmation relates are as follows:

      Notional Amount:                 USC 100,000,000.00

      Trade Date:                      December 21, 2000

      Effective Date:                  January 2, 2001

      Termination Date:                January 2, 2003, subject to adjustment in
                                       accordance with the Modified Following
                                       Business Day Convention.

Fixed Amounts:

      Fixed Rate Payer:                Counterparty

      Fixed Rate Payer
      Payment Dates:                   The 1st day of each month of each year,
                                       commencing February 1, 2001, through and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

      Fixed Rate:                      5.76%

      Fixed Rate Day
      Count Fraction:                  Actual/360

Floating Amounts:

      Floating Rate Payer:             DBAG

      Floating Rate Payer
      Payment Dates:                   The 1st day of each month of each year,
                                       commencing February 1, 2001, through and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

      Fixed Rate Option:               USD-LIBOR-BBA

      Designated Maturity:             One Month

      Spread:                          None

      Floating Rate Day
      Count Fraction:                  Actual/360

      Floating Rate for initial
      Calculation Period:              To be determined

      Reset Dates:                     The first Business Day in each
                                       Calculation Period or Compounding Period, if Compounding is applicable.

      Compounding:                     Inapplicable

Business Days:                         NEW YORK

3. Account Details:

      Account Details for DBAG:

          Deutsche Bank AG New York Branch (Direct)
          CHIPS UID 053335 ABA #: 026003780
          A/c: 100440170004 / Ref: Interest Rate Swaps

      Account Details for Counterparty:

          Account no. 2040000175896 with First Union National Bank, Charlotte

4. Offices:

      The Office of DBAG for this Transaction is New York.

5. Calculation Agent:                  DBAG

6. Assignment:

DBAG AGREES THAT IT WILL NOT UNREASONABLY WITHHOLD ITS CONSENT TO AN ASSIGNMENT BY COUNTERPARTY OF ITS RIGHTS AND OBLIGATIONS HEREUNDER PROVIDED THAT ANY REFUSAL STATED BY DBAG TO BE IN ACCORDANCE WITH DBAG'S CREDIT DECISIONS, LEGAL DETERMINATIONS AND CORE CORPORATE POLICIES SHALL BE AUTOMATICALLY DEEMED REASONABLE FOR THESE PURPOSES.

7. Representations

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):

(i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(iii) Status of Parties. The other party is not acting as a fiduciary for, or an adviser to it in respect of this Transaction.

7. Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it by facsimile to:

      Attention Julie Mei - Swap Documentation
      Telephone:  (212) 250-5360
      Facsimile:  (212) 669-1592

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

Yours sincerely,

Deutsche Bank AG



By:   /s/ KEITH DOREE
      ------------------------------------------
Name:     Keith Doree
          Authorized Signatory

By:   /s/ MARISA FLOOD
      ------------------------------------------
Name:     Marisa Flood
          Authorized Signatory


Confirmed as of the date first written above:

Corporate Office Properties LP
By:  Corporate Office Properties Trust, L.P.

By:   /s/ Roger A. Waesche Jr
      ------------------------------------------
Name:     Roger A. Waesche Jr.
Title:    Sr. V.P. & CFO